UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-02               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust and Servicing Agreement, dated as of January 1, 2003 among GS Mortgage Securities Corp., as depositor, Fairbanks Capital Corp., as Servicer, Wilshire Credit Corporation as Servicer and Master Servicer, and JPMorgan Chase Bank, as trustee.

     On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.


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GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK,


Date:  October 6, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President




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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2003


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                        GSRPM MORTGAGE LOAN TRUST 2003-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                September 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                            Ending
                Face       Principal                                                 Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total       Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       61,421,000.00    34,616,098.88   2,807,689.04     40,539.30    2,848,228.34      0.00       0.00       31,808,409.84
A2       54,935,000.00    54,935,000.00           0.00     85,622.30       85,622.30      0.00       0.00       54,935,000.00
A3      116,356,000.00    89,551,098.88   2,807,689.04    124,152.65    2,931,841.69      0.00       0.00       86,743,409.84
M1        4,501,000.00     4,501,000.00           0.00     14,379.44       14,379.44      0.00       0.00        4,501,000.00
B1        9,000,000.00     9,000,000.00           0.00     36,890.00       36,890.00      0.00       0.00        9,000,000.00
B2        3,857,000.00     3,857,000.00           0.00     18,632.52       18,632.52      0.00       0.00        3,857,000.00
B3        4,500,000.00     4,500,000.00           0.00     24,645.00       24,645.00      0.00       0.00        4,500,000.00
P               100.00           100.00           0.00     16,048.45       16,048.45      0.00       0.00              100.00
R                 0.00             0.00           0.00          0.00            0.00      0.00       0.00                0.00
TOTALS  254,570,100.00   200,960,297.76   5,615,378.08    360,909.66    5,976,287.74      0.00       0.00      195,344,919.68

X         2,584,857.93     2,571,418.00           0.00  1,013,224.43    1,013,224.43         0.00       0.00     2,571,418.00
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1   36228FLJ3     563.58735416  45.71220006        0.66002344        46.37222351      517.87515410     A1      1.360000 %
A2   36228FLK0   1,000.00000000   0.00000000        1.55861109         1.55861109    1,000.00000000     A2      1.810000 %
A3   36228FLL8     769.63026299  24.13016123        1.06700686        25.19716809      745.50010176     A3      1.610000 %
M1   36228FLM6   1,000.00000000   0.00000000        3.19472117         3.19472117    1,000.00000000     M1      3.710000 %
B1   36228FLN4   1,000.00000000   0.00000000        4.09888889         4.09888889    1,000.00000000     B1      4.760000 %
B2   36228FLP9   1,000.00000000   0.00000000        4.83083225         4.83083225    1,000.00000000     B2      5.610000 %
B3   36228FLQ7   1,000.00000000   0.00000000        5.47666667         5.47666667    1,000.00000000     B3      6.360000 %
P    36228FLU8   1,000.00000000   0.00000000  160,484.50000000   160,484.50000000    1,000.00000000     P       1.110000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 7.08(a)(i)           Aggregate Amount of Deposit in the Certificate Account                                    7,016,377.52

Sec. 7.08(a)(ii)          Aggregate Distribution Amount
                          Total Offered Certificates
                                                Accrued Certificate Interest                                          344,861.22
                                                Interest Shortfall Carryforward Amount                                      0.00
                                                Principal Distribution Amount                                       5,615,378.09

                          Total Class A Certificates
                                                Accrued Certificate Interest                                          250,314.25
                                                Interest Shortfall Carryforward Amount                                      0.00
                                                Basis Risk Carry Forward Amount                                             0.00
                                                Principal Distribution Amount                                       5,615,378.09

                          Total Class B Certificates
                                                Accrued Certificate Interest                                           80,167.52
                                                Interest Shortfall Carryforward Amount                                      0.00
                                                Basis Risk Carry Forward Amount                                             0.00
                                                Principal Distribution Amount                                               0.00

Sec. 7.08(a)(iii)         LIBOR                                                                                        1.11000 %

Sec. 7.08(a)(iv)          Fees
                                                Trustee Fee                                                               625.00
                                                Certificate Insurer Premium                                            26,865.33
                                                Servicer Fee                                                           89,601.38

Sec. 7.08(a)(v)           Prepayments by Servicer
                                                Fairbanks                                                             824,488.89
                                                Wilshire                                                            4,381,587.70
                                                Greenpoint                                                            114,488.17

Sec. 7.08(a)(vi)          Insured Payments                                                                                  0.00

Sec. 7.08(a)(vii)         Realized Losses For Current Period                                                          141,264.69
                          Amount of Cumulative Realized Losses                                                        209,553.67

Sec. 7.08(a)(viii)        Trigger Events
                                                Trigger Event has occurred ?                                                  No
                                                Fairbanks Termination Trigger Event has occurred ?                            No
                                                Wilshire Termination Trigger Event has occurred ?                             No

Sec. 7.08(a)(ix)          Overcollateralization
                                                Required OC                                                         2,571,418.00
                                                OC Amount                                                           2,571,418.00

Sec. 7.08(a)(x)           Mortgage Loan Principal Payments                                                          5,474,113.40
                                                Scheduled Principal Payments                                          250,972.50
                                                Principal Prepayments                                               5,320,658.62
                                                Curtailment Adjustment                                                 43,746.97
                                                Loan Purchase Price                                                         0.00
                                                Recoveries of Principal                                                     0.00
                                                Realized Loss                                                        -141,264.69
                                                Realized Gain                                                               0.00
                                                Non-recovery Advance                                                        0.00

Sec. 7.08(a)(xiii)        Aggregate Pooling Balance as of the first day of the related Collection Period          203,531,715.76
                          Aggregate Pooling Balance as of the last day of the related Collection Period           197,916,337.67

Sec. 7.08(a)(xv)          Weighted average interest rate of the Mortgage Loans                                         9.56773 %

Sec. 7.08(a)(xvi)         Weighted average remaining term of the Mortgage Loans                                              256

Sec. 7.08(a)(xvii)        Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                                Number of loans (preceding 1 month)                                          325
                                                Principal Balance of loans (preceding 1 month)                     29,124,196.41

                                                Number of loans (preceding 2 month)                                          305
                                                Principal Balance of loans (preceding 2 month)                     27,982,092.55

                                                Number of loans (preceding 3 months)                                         262
                                                Principal Balance of loans (preceding 3 months)                    23,164,856.47

Sec. 7.08(a)(xix)         Principal Balance of the largest Mortgage Loan outstanding                                  424,547.12

Sec. 7.08(a)(xx)          Number, Balance, and Percentage of Delinquent Loans
                                                Number of Loans are 30-59 days delinquent                                    170
                                                Balance of Loans are 30-59 days delinquent                         16,865,912.30
                                                Percentage of Loans are 30-59 days delinquent                             8.52 %

                                                Number of Loans are 60-89 days delinquent                                     50
                                                Balance of Loans are 60-89 days delinquent                          4,575,724.06
                                                Percentage of Loans are 60-89 days delinquent                             2.31 %

                                                Number of Loans are 90-119 days delinquent                                    11
                                                Balance of Loans are 90-119 days delinquent                         1,020,642.58
                                                Percentage of Loans are 90-119 days delinquent                            0.52 %

                                                Number of Loans are 120-149 days delinquent                                    5
                                                Balance of Loans are 120-149 days delinquent                          463,342.88
                                                Percentage of Loans are 120-149 days delinquent                           0.23 %

                                                Number of Loans are 150-179 days delinquent                                    4
                                                Balance of Loans are 150-179 days delinquent                          341,770.12
                                                Percentage of Loans are 150-179 days delinquent                           0.17 %

                                                Number of Loans are 180 or more days delinquent                                8
                                                Balance of Loans are 180 or more days delinquent                      476,466.50
                                                Percentage of Loans are 180 or more days delinquent                       0.24 %


Sec. 7.08(a)(xxi)         Mortgage loans in Foreclosure
                                                Number of loans                                                              122
                                                Principal Balance of loans                                         10,856,871.48

Sec. 7.08(a)(xxii)        Mortgage loans in bankruptcy proceedings
                                                Number of loans                                                              121
                                                Principal Balance of loans                                         10,868,504.17

                                                Number of Loans are 0-29 days delinquent                                      36
                                                Balance of Loans are 0-29 days delinquent                           2,466,450.33

                                                Number of Loans are 30-59 days delinquent                                      7
                                                Balance of Loans are 30-59 days delinquent                            827,663.87

                                                Number of Loans are 60-89 days delinquent                                      9
                                                Balance of Loans are 60-89 days delinquent                            878,830.56

                                                Number of Loans are 90-119 days delinquent                                     7
                                                Balance of Loans are 90-119 days delinquent                           647,096.44

                                                Number of Loans are 120-149 days delinquent                                   16
                                                Balance of Loans are 120-149 days delinquent                        1,724,424.65

                                                Number of Loans are 150-179 days delinquent                                   12
                                                Balance of Loans are 150-179 days delinquent                        1,122,172.04

                                                Number of Loans are 180 or more days delinquent                               34
                                                Balance of Loans are 180 or more days delinquent                    3,201,866.28

Sec. 7.08(a)(xxiii)       Number and Balance of loans in foreclosure proceedings
                                                Number of Loans are 0-29 days delinquent                                       6
                                                Balance of Loans are 0-29 days delinquent                             602,018.50

                                                Number of Loans are 30-59 days delinquent                                      3
                                                Balance of Loans are 30-59 days delinquent                            282,692.14

                                                Number of Loans are 60-89 days delinquent                                      2
                                                Balance of Loans are 60-89 days delinquent                            198,173.63

                                                Number of Loans are 90-119 days delinquent                                    26
                                                Balance of Loans are 90-119 days delinquent                         2,132,459.61

                                                Number of Loans are 120-149 days delinquent                                   22
                                                Balance of Loans are 120-149 days delinquent                        2,393,595.59

                                                Number of Loans are 150-179 days delinquent                                   15
                                                Balance of Loans are 150-179 days delinquent                        1,280,651.11

                                                Number of Loans are 180 or more days delinquent                               48
                                                Balance of Loans are 180 or more days delinquent                    3,967,280.90
Sec. 7.08(a)(xxiv)        Number and Balance of REO loans
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          13            1,337,785.51                  0.68 %

Sec. 7.08(a)(xxv)         Book Value of Mortgage loans acquired through foreclosure or grant of a deed                      0.00

Sec. 7.08(a)(xxvi)        Number of Mortgage loans                                                                         2,264

Sec. 7.08(a)(xxvii)       Aggregate amount from
                                                a. Curtailments                                                       163,016.36
                                                b. Voluntary Payoffs                                                5,201,389.23
                                                c. Involuntary Payoffs                                                      0.00
                                                d. Mortgage Loans purchased from the Trust                                  0.00

Sec. 7.08(a)(xxviii)      Mortgage loans subject to loss mitigation*
                                                Number of loans                                                                3
                                                Principal Balance of loans                                            196,431.12

Sec. 7.08(a)(xxix)        Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                                Number of loans                                                                0
                                                Principal Balance of loans                                                  0.00

Sec. 7.08(a)(xxx)         Amount of current Realized Losses*
                                                a. REO Property sold                                                   25,218.10
                                                b. short sale                                                               0.00
                                                c. deed in lieu                                                             0.00
                                                d. no equity second mortgages                                               0.00
                                                e. other                                                                    0.00

Sec. 7.08(a)(xxxi)        Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*

                                                a.Number of Loans Currently meeting payment plan                            1.00
                                                a.Balance of Loans Currently meeting payment plan                      52,778.38

                                                b.Number of Loans 1 to 2 payments behind payment plan                       0.00
                                                b.Balance of Loans 1 to 2 payments behind payment plan                      0.00

                                                c.Number of Loans 2 to 3 payments behind payment plan                       0.00
                                                c.Balance of Loans 2 to 3 payments behind payment plan                      0.00

                                                d.Number of Loans greater than 3 payments behind payment plan              33.00
                                                d.Balance of Loans greater than 3 payments behind payment plan      3,642,080.14

                                                e.Number of Loans greater than 4 payments behind payment plan              30.00
                                                e.Balance of Loans greater than 4 payments behind payment plan      3,391,910.23

                                                f.Number of Loans greater than 5 payments behind payment plan              27.00
                                                f.Balance of Loans greater than 5 payments behind payment plan      3,140,548.81

                          Number and Pool Balance of Loans in Forbearance*

                                                a.Number of Loans Currently meeting payment plan                            1.00
                                                a.Balance of Loans Currently meeting payment plan                      49,486.13

                                                b.Number of Loans 1 to 2 payments behind payment plan                       0.00
                                                b.Balance of Loans 1 to 2 payments behind payment plan                      0.00

                                                c.Number of Loans 2 to 3 payments behind payment plan                       1.00
                                                c.Balance of Loans 2 to 3 payments behind payment plan                 87,546.96

                                                d.Number of Loans greater than 3 payments behind payment plan              19.00
                                                d.Balance of Loans greater than 3 payments behind payment plan      1,776,850.00

                                                e.Number of Loans greater than 4 payments behind payment plan              17.00
                                                e.Balance of Loans greater than 4 payments behind payment plan      1,663,102.19

                                                f.Number of Loans greater than 5 payments behind payment plan               8.00
                                                f.Balance of Loans greater than 5 payments behind payment plan        870,635.66

Sec. 7.08(a)(xxxii)       Stepdown Date                                                                            Not in effect

Sec. 7.08(a)(xxxiii)      Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                                Number of loans                                                                0
                                                Principal Balance of loans                                                  0.00

                * Reported from Fairbanks only

                                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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